DESCRIPTION - Settlement Agreement and Mutual Release between Diversified Printing & Publishing Services, Inc., Nasib Gannam, and T. Ron Kahraman, and Datacat, Inc., Auto-Graphics, Inc. and Robert S. Cope dated September 30, 1997.

SETTLEMENT AGREEMENT AND MUTUAL RELEASE

This Settlement Agreement and Mutual Release (the "Agreement) dated effective September 30, 1997 is entered into by and between (1) Diversified Printing & Publishing Services, Inc. ("Diversified"), Gannam/Kubat Publishing, Inc. ("GK"), Nasib Gannam ("Gannam") and T. Ron Kahraman ("Kahraman"), on the one hand (individually and collectively the "Gannam Parties"), and (2) Datacat, Inc. ("Datacat"), Auto-Graphics, Inc. ("AG"), and Robert Cope ("Cope"), on the other (individually and collectively the "Datacat Parties").

RECITALS
This Agreement is entered into with reference to the following facts:
1.	Diversified, GK, Gannam, Datacat, AG and Cope are parties to a civil action (collectively the "Parties"), entitled Diversified Printing & Publishing Services, Inc. v. Datacat, Inc., Case No. 766695, pending in the Orange County Superior Court, and involving a complaint and two cross-complaints (the "Action");
2.	Each of the Parties wishes to resolve the Action without further litigation and deem it to be in their best interests and to their mutual advantage to forever settle and compromise all claims, controversies, demands or causes of action between them;
3.	This Settlement Agreement and Mutual Release is not intended to and shall not be deemed to benefit or cover Vince Casale and/or Catalog
Services Company (collectively herein "Casale/CSC"), or in any way affect any claims Datacat may or may not have against Casale/CSC pertaining to or otherwise in respect of Casale's prior resignation from Datacat, competition with Datacat in the HVACR catalog business (the "Casale/CSC Business") and/or the alleged use of all or any portion of Datacat's HVACR database, systems, procedures, customer lists, pricing information or otherwise to conduct such Casale/CSC Business following his departure from Datacat including as against Datacat (referred to herein collectively as the "Casale Matter").
4.	Gannam and Kahraman are currently serving as Directors of Datacat and hereby agree to and shall resign those positions simultaneously with and upon execution of this Agreement.


AGREEMENT
NOW THEREFORE, in consideration of the premises and the mutual promises and covenants contained herein, the sufficiency of which is hereby expressly acknowledged by each of the undersigned parties including the Parties, such parties have, intending to legally bound and obligated thereby, entered into this Agreement.

ACCORDINGLY, THE PARTIES AGREE AS FOLLOWS:
I.	PAYMENT.
A.	On or before September 30, 1997, a certified or bank cashier's check in the amount of Two Hundred Thousand Dollars ($200,000) shall be delivered to counsel for Diversified payable to "Diversified Printing & Publishing, Inc. and Graham & James LLP Trust Account" (the "Settlement Payment").
II.	DISMISSAL OF THE ACTIONS/TENDER OF SHARES.
A.	Concurrently with the delivery of the Settlement Payment (1) the
Parties shall exchange pre-executed Requests for Dismissal with prejudice of each of their respective complaints and cross-complaints in the Action, and (2) GK shall surrender to DATACAT its original share certificate for all of its stock in Datacat properly endorsed in blank for transfer (the
"GK Datacat Stock"), together with a certified copy of GK's corporate resolution(s) approving and authorizing this Agreement including the surrender, transfer and/or other conveyance of the GK Datacat Stock as provided for herein. Counsel for the respective Parties shall hold such Requests For Dismissal forms pending the actual payment of the Datacat check referenced above as the Settlement Payment, after which such counsel are hereby authorized to file such Requests For Dismissals as provided or otherwise contemplated hereinabove.
B.	GK and Gannam hereby each represents, warrants and covenant to and for the benefit of AG and Datacat that GK is the sole and exclusive owner of the GK Datacat Stock (as defined in paragraph II.A. above), that such Stock is free and clear of any and all liens or encumbrances, and that GK is authorized and empowered to surrender and otherwise transfer, deliver and otherwise convey the GK Datacat Stock as provided for in this Agreement; and, further, GK, Gannam and Diversified and each of them hereby agree and promise to indemnify and hold harmless Datacat and A-G from any and all claims, cause of action, expenses including reasonable attorneys' fees and expenses, debts, obligations and liabilities arising as a result of or in connection with the assertion by any person or entity against Datacat and/or A-G of any claim of ownership, right, title and/or interest in and to such GK Datacat Stock or any part thereof.

III.	MUTUAL GENERAL RELEASE.
A.	Diversified, GK, Gannam and Ron Kahraman, on the one hand, and
Datacat, AG, and Cope, on the other, release and forever discharge each other of and from any and all claims, potential claims, complaints, demands, damages, debts, liabilities, accounts, costs, attorneys' fees, expenses, liens, actions, causes of action, suits, and losses of every kind and nature whatsoever, whether now known or unknown, suspected or unsuspected, which they now have, own or hold, or at any time before ever had, owned or held, against each other (the "Released Matters").
B.	The Released Matters, however, shall not extend to, impair, or include any rights, obligations, or remedies which the undersigned parties may have under this Agreement.
C.	The Released Matters are not intended by the undersigned parties to extend to or otherwise affect any rights which Datacat and/or AG may or may not have against Casale/CSC in any respect.
D.	It is the intention of the undersigned parties that this Agreement shall be effective as a full and final accord and satisfaction, and release of each and every one of the Released Matters. In furtherance of this intention, each of the undersigned acknowledges that they are familiar with Section 1542 of the California Civil Code ("Section 1542") which provides as follows:

A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

Each of the undersigned parties hereby waives and relinquishes every right or benefit which they have or may have under Section 1542 to the full extent that they may lawfully waive such right or benefit with regard to the Released Matters.

E.	In connection with such waiver and relinquishment, each of the undersigned parties acknowledges that they are aware that they may later discover facts in addition to or different from those which they now know or believe to be true with respect to the subject matter of this Agreement, but that it is their intention to fully, finally and forever, settle and release all Released Matters, known or unknown, suspected or unsuspected, which now exist, may exist or previously existed between them.

F.	The releases in this Agreement shall, subject to the limitations expressly set forth herein, extend and inure to the benefit of each released party and each of their past and present officers, employees, directors, agents, representatives, attorneys, alter egos, spouses, shareholders, partners, joint ventures, heirs, executors, administrators, affiliates, subsidiaries, divisions, legal predecessors, successors, assigns, licensees, and their respective insurers, sureties, and underwriters.

IV.	MUTUAL REPRESENTATIONS AND WARRANTIES.
A.	Each of the undersigned parties warrants and represents that they have not previously assigned or transferred, or purported to assign or transfer, to any third party any of the Released Matters.
B.	Each of the undersigned parties to this Agreement represents and warrants that they have been represented and advised fully by independent counsel of their own choice through all negotiations which preceded the execution of this Agreement; and that each such party has read or had read to them all of this Agreement and had it explained to them by his attorney and fully understands all the terms used and their significance, including the legal effect and consequences of waiving the protections of Civil Code 1542.

V.	FURTHER SPECIAL REPRESENTATIONS, WARRANTIES,
AGREEMENTS AND COVENANTS BY GANNAM.
A.	Gannam, including without limitation for purposes of this paragraph
GK, Diversified and any and all other corporations, partnerships, limited liability companies, associations, joint ventures and/or other forms of business enterprise in which Gannam now owns or is otherwise entitled in the future to own, receive or benefit from directly or indirectly any share, partnership, joint venture or other interest therein including without limitation Sterling Litho, Fairway Binding and Gapco (collectively herein "Gannam Affiliate"), represents, warrants, covenants and otherwise agrees that neither he nor any Gannam Affiliate and/or Kahraman collectively herein also the "Gannam Parties") now owns and/or is entitled to own or otherwise receive or benefit from the Casale/CSC Business collectively "Casale/CSC Ownership Interest"); and, further that the Gannam Parties will not hereafter obtain or receive any such Casale/CSC Ownership Interest which, to the extent it ever has or in the future does exist, such Ownership Interest is hereby sold, transferred and conveyed to Datacat or its designee as part of the consideration for this Agreement. It is expressly understood, however, that any and all commercial printing services heretofore provided by Diversified to Casale/CSC, whether for cash, credit or some combination thereof, shall not be deemed to constitute an ownership interest by the Gannam Parties in the Casale/CSC Business; and, provided further, that the foregoing representations and warranties only as set forth in this sub-paragraph shall not, in any event or under any circumstances, be a basis for the initiation of any claim or action by the Datacat Parties against the Gannam Parties in respect of the subject matter or such representations/warranties including without limitation any allegation that the subject representations/ warranties or any of them was not accurate or was in any way false or misleading and such representations and warranties (herein the "Special Rep/Warranty") shall under no circumstances be the basis for the assertion that the Datacat Parties were induced to enter into and/or perform this Agreement which is hereby acknowledged and agreed by the Datacat Parties not to be the case. If any claim or cause of action is ever brought by the Datacat Parties or any of them against the Gannam Parties or any of them based on or in respect of the Special Rep/Warranty, the Datacat Parties shall indemnify and hold harmless the Gannam Parties named as defendants in any such breach of Special Rep/Warranty action from any and all claims, cause of action, expenses including reasonable attorneys' fees and expenses, debts, obligations and liabilities arising as a result of or in connection with the assertion of any such claim and/or cause of action as specified herein.

B.	The Gannam Parties and each of them hereby agree and covenant, subject only to the provisions of the following subparagraph, not to, directly or indirectly, participate in and/or otherwise assist Casale/CSC and/or the Casale/CSC Business to compete with Datacat's HVACR catalog business for a period of five (5) years from the effective date of this Agreement including without limitation by providing Casale/CSC with any advice, goods, services and/or financial support of any kind whatsoever at any time during such five year period of time pertaining or related to, or otherwise in respect of, the Casale/CSC Business or matters related thereto.

C.	Notwithstanding the prohibitions set forth in the foregoing sub-
paragraph, Diversified may if it so chooses provide commercial printing services, and only such printing and binding services (no composition services) to the Casale/CSC Business upon terms no more favorable than Diversified then regularly offers to its other customers, beginning but not sooner than two (2) years from the effective date of this Agreement.


D.	Gannam and Kahraman, and each of them, acknowledge and agree that the full and complete releases in this agreement include, without limitation, any and all claims that Gannam and Kahraman allegedly breached their fiduciary duties or other duties to Datacat and that Datacat's willingness to so release such claims is based, in part, upon the Gannam Parties' covenants not to compete as set forth in paragraph V(A) hereof .

E.	The Gannam Parties' will comply with all laws concerning any and all discovery requests that may be propounded in any future civil action that may or
may not be filed by Datacat against Casale/CSC.
F.	Gannam and the Gannam Affiliate each hereby further agrees and covenants to provide to Datacat, and Datacat shall receive from Diversified, at the time that the parties exchange the Requests For Dismissals and delivery of the Settlement Payment provided for in paragraphs II.A and I.A., respectively, of this Agreement the following:
All film (of covers and/or pages), artwork, camera ready and/or electronic copy provided to Diversified by Datacat including any of its customers to Diversified, for the production of catalogs, brochures, mailers, price lists and other printed matter, in the possession, custody or control of Diversified.



VI.	ATTORNEYS' FEES.
A.	In the event of any action or proceeding to enforce or interpret this Agreement, the prevailing party, in addition to all other legal or equitable remedies possessed, shall be entitled to be reimbursed for all costs and expenses, including reasonable attorneys' fees, paid or incurred by reason of or otherwise in connection with such action or proceeding. Except as provided in this paragraph, the undersigned parties are to bear their own costs and expenses including attorneys' fees, in connection with the Action and execution of this Agreement.

VII.	ENTIRE AGREEMENT.

A.	This Agreement constitutes the entire agreement and understanding concerning the subject matter hereof between the undersigned parties, and supersedes and replaces all prior negotiations, proposed agreements and agreements, written or oral. This Agreement is intended to and shall be deemed for all purposes to be for the benefit of, be binding upon and be enforceable against the undersigned parties and their respective successors, assigns, heirs, administrators and/or executors. Except as may be expressly provided for herein, this Agreement is not intended and shall not be deemed or otherwise interpreted to be for the benefit of any person or entity which is not a party/signatory to this Agreement.

B.	The undersigned parties acknowledge and agree for the benefit of each other that they have not entered into and agreed to perform this Agreement based upon or in consideration of any statement, representation, warranty, understanding, agreement, covenant, promise, guaranty or any other matter which is not expressly set forth or otherwise provided for in this Agreement.

C.	The undersigned parties' representations, warranties, agreements and/or covenants as set forth in this Agreement are, where applicable, intended to survive and remain fully operative and enforceable against the party(s) providing such representations, warranties, agreements and/or covenants following the actual settlement and dismissal of the instant Action in accordance with the terms of any and all such representations, warranties, agreements and/or covenants.

VIII.	CHOICE OF LAWS.
A.	This Agreement shall in all respects be interpreted, enforced and governed by the laws of the State of California.

IX.	NO ADMISSION OF LIABILITY.
A.	It Is expressly understood and agreed by the undersigned parties including the Parties that this Agreement is being made solely for the purpose of avoiding the expense and inconvenience of further litigation and that it is not an admission on the part of any party to this Agreement of any unlawful or wrongful conduct or of any liability to any other Party as alleged in the above referenced Action or otherwise, all of which is expressly denied.

X.	COUNTERPARTS.
A.	This Agreement may be executed in several counterparts, each of which shall be an original as against any party who signed it, and all of which shall constitute one and the some document. Facsimile signatures may be used as originals for the purposes of effectuating this Agreement.

XI.	SEVERABILITY.
A.	If any term or provision of this Agreement shall be finally
determined to be illegal or unenforceable for any reason, all other terms and provisions in this Agreement shall nevertheless remain effective and be enforced to the fullest extent permitted by law.


XII.	JOINTLY DRAFTED.
A.	The undersigned parties' legal counsel have jointly drafted the provisions of this Agreement, and no inference or rule of construction shall be made by reason of the party who has drafted any provisions contained in this Agreement. For the purposes of interpretation, it shall be assumed that all of the undersigned parties drafted each provision and each party expressly waives the doctrine of contra proferentum as it might otherwise apply to interpreting this Agreement.

IN WITNESS WHEREOF, the undersigned parties, thereunto duly authorized, have executed and delivered this Agreement as of the date first set forth above.

Nasib Gannam
Ss/ Nasib Gannam

T. Ron Kahraman
Ss/ T. Ron Kahraman


DIVERSIFIED PRINTING AND PUBLISHING SERVICES, INC.

By: Ss/Nasib Gannam
Title: President


GANNAM KUBAT PUBLISHING, INC.

By: Ss/Nasib Gannam
Title: President


Robert S. Cope
Ss/Robert S. Cope

AUTO-GRAPHICS, INC.

By: Ss/Robert S. Cope
Robert S. Cope, President

APPROVED AS TO FORM ONLY:
LAW OFFICES OF ROBERT H. BRETZ, P.C.

By: Ss/Robert H. Bretz
Robert H. Bretz,
Attorney for Auto-Graphics, Inc.
and Robert S. Cope


LAW OFFICES OF RANDY STILES

By: Ss/Randy Stiles
Randy Stiles,
Attorney for Datacat, Inc.


GRAHAM & JAMES LLP

By: Ss/Kenneth B. Julian
Kenneth B. Julian,
Attorneys for Diversified
Printing & Publishing Services,
Inc., Gannam/Kubat Publishing,
Inc., Nasib Gannam and T. Ron Kahraman